Exhibit 10.34

THIRD AMENDMENT AND WAIVER TO REVOLVING CREDITAND
SECURITY AGREEMENT

        THIS THIRD AMENDMENT AND WAIVER TO REVOLVING CREDIT AND SECURITY AGREEMENT, dated as of March 12, 2007 (the “Amendment”), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company (“Lender”), and DERMA SCIENCES, INC. a Pennsylvania Corporation (“Derma”), and SUNSHINE PRODUCTS, INC., a Missouri Corporation (“Sunshine” and together with Derma, individually and collectively, “Borrower”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

        WHEREAS, the parties hereto entered into that certain Revolving Credit and Security Agreement dated as of January 31, 2005 (as amended, supplemented, or otherwise modified from time to time, the “Loan Agreement”);

        WHEREAS, the parties hereto desire to amend the Agreement to amend certain financial covenants and to waive certain Events of Default;

        NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

        SECTION 1.   Amendments.

    (a)        Section 2.3 of the Loan Agreement is hereby amended by (i) deleting “2.5%” and replacing it with “2.0%” and (ii) deleting “5%” and replacing it with “5.5%".

    (b)        Section 1 of Annex I of the Agreement is hereby amended in its entirety to read as follows:

“1) Minimum EBITDA At no time shall Borrower permit its EBITDA for the Test Period ending on each date set forth below to be less than the amount set forth opposite each such date:

Date	EBITDA
January 31, 2007	$900,000
February 28, 2007	$600,000
March 31, 2007	$600,000
April 30, 2007	$500,000
May 31, 2007	$225,000
June 30, 2007	$225,000
July 31, 2007	$300,000
August 31, 2007	$475,000
September 30, 2007	$575,000
October 31, 2007	$650,000
November 30, 2007	$750,000
as of the last day of each month thereafter	$900,000”

        (c) Section 2 of Annex I of the Agreement is hereby amended in its entirety to read as follows:

“2) Fixed Charge Coverage Ration (EBITDA/Fixed Charges)

At no time shall Borrower permit Fixed Charge Coverage Ratio for the Test Period ending on each date set forth below to be less than the ratio set forth opposite each such date:

Date	Fixed Charge Coverage Ratio
January 31, 2007	1.25 to 1
February 28, 2007	1.25 to 1
March 31, 2007	1.25 to 1
April 30, 2007	1.25 to 1
May 31, 2007	.4 to 1
June 30, 2007	.5 to 1
July 31, 2007	.65 to 1
as of the last day of each month thereafter	1.25 to 1”

        SECTION 2.   Waivers.

        (a)        Reference is made to the Minimum EBITDA and Fixed Charge Coverage Ratio (“FCCR”) financial covenants in Annex I of the Agreement. Borrower has informed Lender of the following Events of Default: (a) for the Test Period ending December 31, 2006, Borrower is not in compliance with the Minimum EBITDA financial covenant and (b) for the Test Periods ending October 31, 2006, December 31, 2006, January 31, 2007 and February 28, 2007, Borrower is not in compliance with the FCCR financial covenant (the Events of Default described in (a) and (b) collectively the “Specified Events of Default”), and Borrower hereby requests that Lender waive such Specified Events of Default. Subject to the terms hereof, Lender hereby waives the Specified Events of Default.

        (b)        The waivers provided in this Amendment shall not be deemed to be a waiver of any provisions of the Agreement or any other Loan Document and shall not preclude the future exercise of any right, power, or privilege available to Lender whether under the Agreement, the other Loan Documents or otherwise.

        SECTION 3.   Conditions to Effectiveness.

        The effectiveness of the amendments and waiver set forth herein are conditioned upon the satisfaction, in Lender’s determination, of following conditions precedent:

    (a)        Borrower shall have delivered to Lender three duly executed counterparts of this Amendment.

    (b)        No Default or Event of Default, other than the Specified Events of Default, shall have occurred and be continuing on such date or after giving effect to the amendments effected hereby and the consents granted pursuant to Section 3 hereof.

    (c)        Borrower shall have paid Lender all fees, costs and expenses incurred by Lender in preparation and execution of this Amendment, and Borrower hereby authorizes Lender to immediately charge such amounts as an Advance under the Revolving Facility.

        SECTION 4.   Representations. Borrower represents and warrants that after giving effect to this Amendment and the transactions contemplated hereby, all of the representations and warranties set forth in Article V of the Loan Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

        SECTION 5.   Miscellaneous.

         (a)        Except as expressly provided herein, the Agreement shall continue in full force and effect, and the unamended terms and conditions of the Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction. From and after the date hereof, references to the Agreement shall be references to the Agreement as amended hereby.

         (b)        This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to the Agreement.

         (c)        This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

         (d)        Each Borrower jointly and severally acknowledges and agrees that such Borrower has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder; and (b) to the extent that Borrower may have any such claims, counterclaims, offsets, credits or defenses, each Borrower and each of their respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, jointly and severally, knowingly, voluntarily and intentionally release and forever discharge Lender, its subsidiaries, affiliates, officers, directors, shareholders, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively the “Lender’s Affiliates”) of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity which against Lender and/or Lender’s Affiliates they ever had, now have or which any of any Borrower’s successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, including, without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated.

         (e)        THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

[SIGNATURES APPEAR ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties have caused this Third Amendment to Revolving Credit and Security Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LENDER: CAPITALSOURCE FINANCE LLC
By:
Name: Title:

BORROWER: DERMA SCIENCES, INC.
By:
Name: Title:

SUNSHINE PRODUCTS, INC.
By:
Name: Title:

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